SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2018

CITIZENS, INC.

(Exact name of registrant as specified in its charter)

COLORADO	0-16509	84-0755371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2900 Esperanza Crossing

Austin, Texas 78758

(Address of principal executive offices) (Zip Code)

(512) 837-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

As previously disclosed, Citizens, Inc. (the “Company”) is conducting a strategic analysis of its current business model and exploring a potential restructuring of its international business and operations. As a result of this evaluation, the Company has decided to discontinue accepting life insurance applications from Brazilian residents or citizens. At this point, the Company is unable to anticipate with any precision the response of its current Brazilian policyholders to this change. Although the financial impact of this change is uncertain, the Company does not currently anticipate it to be material, due to the fact that less than 6% of premiums and less than 1% of the Company’s in force policies stem from applications underwritten on Brazilian residents or citizens as of December 31, 2017. The Company intends to continue fulfilling commitments under existing policies and to refocus its resources on other more attractive potential markets, products and opportunities. The Company is continuing with its strategic review and may make further changes to its business model in the future.

FORWARD LOOKING STATEMENTS

This report may contain forward-looking statements as defined in the U.S. federal securities laws, which can be identified by words such as “may,” “will,” “expect,” “anticipate,” “intends,” “continue” or comparable words. In addition, all statements other than statements of historical facts that address activities that the Company expects or anticipates will or may occur in the future are forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those anticipated or implied by the forward-looking statements, including the “Risk Factors” and similar disclosure described in Citizens’ Annual Report on Form 10-K for the year ended December 31, 2017 and other periodic filings with the Securities and Exchange Commission. You should not unduly rely on forward-looking statements, which speak only as of the date they are made. Citizens undertakes no duty or obligation to update or revise any forward-looking statement as a result of new information, future events or changes in the Company’s expectations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS, INC

By:	/s/ Geoffrey M. Kolander
President and Chief Executive Officer

Date: April 25, 2018